Consolidated Statements of Cash Flows (Parenthetical) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
(a) Proceeds from sale of investments in previously consolidated subsidiary:
Working capital (excluding cash and cash equivalents)		$ (53)
Treasury shares deduction, net		132
Non-controlling interests		52
Gain (loss) from sale of subsidiaries		769
Long term investments		(922)
Total subsidiaries' assets and liabilities		$ (22)